EXHIBIT 10.21.4

                                FOURTH AMENDMENT
                      TO ALBERTSONS NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

     WHEREAS,   the   Albertson's,   Inc.   Non-Employee   Directors'   Deferred
Compensation Plan (the "Plan") was established effective January 1, 1990, and has previously been amended;

     WHEREAS, Albertson's, Inc. desires to further amend the Plan to change the name of the Plan and to limit the Moody's Rate of Return with respect to deferrals made after December 31, 2003;

     NOW, THEREFORE, the following amendments to the Plan are hereby adopted:

     1. Section 1.17 of the Plan is amended and restated, effective January 1, 2003, to read in its entirety as follows:

               1.17 "Plan" means the Albertsons Non-Employee Directors' Deferred Compensation Plan as set forth herein, as amended from time to time.

     2. Section  5.4  of the Plan  is amended,  effective  January 1, 2004,   to
replace all references to Sections 5.2 and 5.3 with "Article V."

     3. Article V of the Plan is amended, effective January 1, 2004, to add new sections 5.5 and 5.6, to read in their entirety as follows:
                  ...
                  5.5 Notwithstanding the foregoing to the contrary, with respect to Deferred Amounts deferred under the Plan after December 31, 2003, each month, during the Participant's directorship with the Employer, the balance of such Participant's Account shall be credited with a Rate of Return at the Moody's Rate without regard to when benefits first become distributable or the occurrence of a Change in Control.

                  5.6 Notwithstanding the forgoing to the contrary, with respect Deferred Amounts deferred under the Plan after December 31, 2003, each month, commencing on the first day of the termination of the Participant directorship with the Employer and continuing until the earlier of the Participant's reinstatement as a Director with the Employer or the complete distribution of the Participant's Account, the balance of the Participant's Account shall be credited with a Rate of Return equal to the Moody's Rate without regard to when benefits first become distributable or the occurrence of a Change in Control.

     IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by its officer, duly authorized by its Board of Directors, this 22nd day of December, 2003.

                          ALBERTSON'S, INC.

                          By  /s/  John Sims
                         --------------------------------------------------
                          Its  Executive Vice President and General Counsel